UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

UNIVERSAL BIOSENSORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52607	98-0424072
(Commission File Number)	(IRS Employer Identification No.)

1 Corporate Avenue, Rowville, 3178, Victoria Australia

(Address of Principal Executive Offices) (Zip Code)

Telephone: +61 3 9213 9000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Amendment to Material Definitive Agreement.

On December 29, 2017, Universal Biosensors, Inc. (“UBI”) and its wholly owned subsidiary, Universal Biosensors Pty Ltd (“Borrower”) entered into Amendment No. 2 and Consent to the Credit Agreement, dated December 19, 2013 (as amended by Amendment No. 1, dated January 30, 2015, the “Credit Agreement”), with Athyrium Opportunities Fund (A) LP (“Athyrium A”), as administrative agent (the “Administrative Agent”) and as a lender, and Athyrium Opportunities Fund (B) LP (“Athyrium B”) as a lender (Athyrium A and Athyrium B together with any other lenders party thereto from time to time, the “Lenders”) (the “Amendment”).

Subject to the terms of the Amendment, the Amendment modifies the Credit Agreement to (i) extend the maturity date to July 1, 2019 (“Maturity Date”), (ii) add the Borrower’s wholly owned subsidiary, Hemostatis Reference Laboratory, Inc. (“HRL”), as a guarantor of the Borrower’s obligations under the Credit Agreement and (iii) subject to the prior written consent of the Lenders in their sole discretion, permit UBI to repurchase shares in an aggregate amount up to $2,000,000 within 12 months after the date Lenders provide any such consent. In connection with the Amendment, UBI has agreed to pay a fee of US $200,000 to the Lenders and to reimburse certain expenses of the Lenders incurred in connection with the Amendment.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

UBI issued a press release on January 2, 2018 announcing the Amendment. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 and Consent to the Credit Agreement, dated December 29, 2017 by and among Athyrium Opportunities Fund (A) LP as Administrative Agent and a Lender, Universal Biosensors Pty Ltd as borrower, Universal Biosensors, Inc. as a Guarantor, and the other Lenders and Guarantors as party thereto from time to time.

99.1	Press Release of Universal Biosensors, Inc. dated January 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2018

UNIVERSAL BIOSENSORS, INC.

By: /s/ Rick Legleiter
Name: Rick Legleiter Title: Principal Executive Officer